UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT  TO  SECTION 13 OR  15(d) OF  THE

SECURITIES  EXCHANGE  ACT  OF  1934

Date of Report (Date of earliest event reported): March 1, 2012

COLORSTARS GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-54107	06-1766282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, No. 566 Jung Jeng Rd. Sindian City, Taipei County 231 Taiwan, R.O.C.	N/A

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 509-5924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00237872. }

Item 1.01              Entry into a Material Definitive Agreement

                On March 1, 2012, ColorStars Group (the “Company”) entered into an employment agreement (the “Employment Agreement”) with the Company’s Chairman, President, CEO and CFO, Mr. Wei-Rur Chen (“Mr. Chen”).

                 The Employment Agreement has a term of five years from the effective date, March 1, 2012, subject to the termination provisions contained therein. Under the Employment Agreement, Mr. Chen shall have such authority and responsibility as may be assigned to him by the Company’s board of directors. Furthermore, under the Employment Agreement, Mr. Chen is subject to certain non-competition, non-solicitation and confidentiality covenants, the terms and conditions of which are described in further detail therein.

Pursuant to the Employment Agreement, Mr. Chen shall receive the following compensation in exchange for his services:

(i) an annual base salary in the amount of One Hundred Twenty Thousand and No/100 Dollars (US $120,000);

(ii) an annual bonus in the amount of Twenty Thousand and No/100 Dollars (US $20,000);

(iii) a vehicle allowance in the amount of Six Thousand and No/100 Dollars (US $6,000); and

(iv) stock options, in such amounts as determined by the Company’s Compensation Committee, following the board of director’s approval of the Company’s annual financial statements.

In addition, in the event of an Acquisition (as such term is defined in the Employment Agreement) before February 28, 2017, Mr. Chen shall be paid an additional bonus of One Hundred Thousand and No/100 Dollars (US $100,000) and shall be awarded 50% below market valued stock options.  The stock options shall have an exercise period of two (2) years from the date of the award.

Mr. Chen shall also be entitled to participate in any and all deferred compensation, 401(k) or other retirement plans, medical insurance, dental insurance, group health, disability insurance, pension and other benefit plans that are made generally available by the Company to such executives who have similar responsibilities and perform similar functions as Mr. Chen.

The description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated in this Item 1.01 by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

                (d)  Exhibits

                Exhibit                   Description

10.1                        Employment Agreement, by and between ColorStars Group and Mr. Wei-Rur Chen, entered into on March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ColorStars Group
(Registrant)

Date: March 27, 2012	By:	/S/ Wei-Rur Chen
Wei-Rur Chen Chairman, President, Chief Executive Officer and Chief Financial Officer